NATIXIS FUNDS

Supplement dated October 11, 2016 to the Prospectus dated May 1, 2016, as may be revised or supplemented from time to time, for the following funds.

AEW Real Estate Fund	Natixis U.S. Equity Opportunities Fund
Loomis Sayles Multi-Asset Income Fund	Vaughan Nelson Small Cap Value Fund
Natixis Oakmark Fund	Vaughan Nelson Value Opportunity Fund
Natixis Oakmark International Fund

Effective immediately, within the subsection “Portfolio Holdings” under the section “More Information About the Funds’ Strategies” in the prospectus, the references to the Natixis Funds’ website have been updated for easier access to each Fund’s full portfolio holdings and top 10 holdings with the sentences being restated as follows:

In addition, a list of each Fund’s full portfolio holdings, which is updated monthly after an aging period of at least 30 days (15 days for Vaughan Nelson Small Cap Value Fund and Vaughan Nelson Value Opportunity Fund and 10 business days after quarter-end for Natixis Oakmark Fund, Natixis Oakmark International Fund and Natixis U.S. Equity Opportunities Fund), is available on the Funds’ website at ngam.natixis.com/holdings.

In addition, a list of Loomis Sayles Multi-Asset Income Fund’s, Vaughan Nelson Small Cap Value Fund’s and Vaughan Nelson Value Opportunity Fund’s top 10 holdings as of the month-end is generally available within 7 business days after the month-end on the Fund’s website at ngam.natixis.com/performance.